                                                      Pursuant to Rule 424(b)(3)
                                                      File No. 333-29829

         Prospectus Supplement No. 1 dated July 19, 1999 to the Prospectus of AMBI Inc., dated June 27, 1997 (the "Prospectus") included in Registration Statement on Form S-3, No. 333-29829.

         The information below replaces the corresponding information included in the table of "Selling Security Holders."

                            SELLING SECURITY HOLDERS

                                                                                       Securities to
                                         Securities Owned           Securities            be Owned
Name and Address                         Before Offering         to be Sold (1)        after Offering
----------------                         ----------------        --------------        --------------
Frith Brothers Investments, Inc. (3)           46,833                 46,833                  -0-
Peter Fry (3)                                   8,265                  8,265                  -0-

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(3)      Consists of Common Stock issuable upon exercise of Warrants.


             The date of this Prospectus Supplement is July 19, 1999